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                                                                    Exhibit 23.1







                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-88760) of Castle Energy Corporation of our report dated January 9, 1997 appearing on page 59 of this Form 10-K.



Price Waterhouse LLP

Philadelphia, PA
January 9, 1997